Exhibit 99

Form 3 Joint Filer Information

Name:                                Vanguard V Venture Partners, LLC

Address:                             1330 Post Oak Blvd., Suite 1550
                                          Houston, TX 77056

Designated Filer:                  Vanguard V, L.P.

Issuer & Tickler Symbol:       HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:            6/13/05

Signature:                           By: /s/ ROBERT D. ULRICH
                                          Robert D. Ulrich, Member